SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 28, 1996



                       KURZWEIL APPLIED INTELLIGENCE, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                   0-20256                  04-2815079
(State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)            File Number)          Identification No.)







411 Waverley Oaks Road
Waltham, Massachusetts                                               02154
(Address of principal                                              (Zip code)
  executive offices)




Registrant's telephone number, including area code:  (617) 893-5151





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

Item 7.  Financial Statements and Exhibits

(c) Exhibits:    Filed herewith is a letter dated July 10, 1996 from Ernst &
                 Young LLP to the Securities and Exchange Commission.










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

                                INDEX TO EXHIBITS


                                                                    Sequential
Exhibit                                                                Page
Number                                                                Number

  16        Letter dated July 10, 1996 from Ernst & Young LLP to
            the Securities and Exchange Commission.                       5





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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Kurzweil Applied Intelligence, Inc.


Date: July 23, 1996                            /s/ Thomas E. Brew, Jr.
                                         ------------------------------
                                         Thomas E. Brew, Jr.
                                         President & Chief Executive Officer


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